Exhibit 99.1

(NASDAQ:SLP) Annual Shareholders’ Meeting February 22, 2019

• Chairman: Walt Woltosz • Welcome and Introductions • Chief Executive Officer: Shawn O’Connor • Company Overview • Chief Financial Officer: John Kneisel • Discussion of Voting Issues • Financial Overview • Questions & Answers • Adjournment of Official Meeting Agenda 2

Safe Harbor Statement With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include, but are not limited to : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission . 3

Management & Directors • Board of Directors: – Walter S. Woltosz , M.S., M.A.S., Chairman • Co - founder, Simulations Plus, Inc. – Thaddeus H. “Ted” Grasela, Pharm D., Ph.D., Director and President • Founder, Cognigen Corporation – John K. Paglia Ph.D., CFA, CPA, Director • Senior Associate Dean; Professor of Finance, Pepperdine University – David Ralph, Ph.D ., Director • Special assistant to the Dean of Graziadio School of Business and Professor of Marketing, Pepperdine University – Daniel L. Weiner, Ph.D., Director • Adjunct Professor University of Maryland and North Carolina and Pharmaceutical Industry Consultant specializing in Model Based Drug Development • Senior Management Team – Shawn O’Connor, Chief Executive Officer, Simulations Plus – John R. Kneisel , Chief Financial Officer, Simulations Plus – John DiBella, M.S., President, Lancaster Division of Simulations Plus – Michael B. Bolger, Ph.D., Chief Scientist, Lancaster Division of Simulations Plus – Cindy Walawander, M.A., Vice President, Operations, Cognigen – Jill Fielder - Kelly, M.S., Vice President, Pharmacometric Services, Cognigen – Brett Howell, President DILIsym Services, Inc. North Carolina Division – Scott Siler Ph.D., Chief Scientist DILIsym Services, Inc 4

• Registered Independent Auditors • Rose, Snyder, & Jacobs LLP, Encino, CA • Tax Specialists • Rose, Snyder, & Jacobs LLP, Encino, CA • Legal Counsel • Procopio, Cory, Hargreaves, & Savitch LLP Outside Counsels 5

Company Overview Shawn O’Connor Chief Executive Officer 6

Products & Services Software Product Portfolio • Physiologically - based modeling & simulation platform for drug R&D • Predictive software for >140 properties of chemical formulations • Analytical software for certain biological or disease states • Cloud - based web app for drug development lifecycle management Consulting Services • Provide multi - disciplinary modeling and simulation support Operating Divisions • Simulations Plus, Inc. • Cognigen • DILIsym Consistent Financial Results • > 10 years of consistent revenue growth • > 10 years of profitability • Cash generated from operations during 2018 of $9.3M with cash on hand at year end of $9.4M • Dividend payout ratio of 46% • Quarterly dividend of $0.06 per share 1 • Stock price has increased 43.8% over the last year 2 Customers and Market Pharmaceutical and biotech companies ranging from the largest in the world to a number of medium - sized and smaller companies in the U.S., Europe and Asia. Corporate Information • The company was founded in 1996 and now has 96 employees* worldwide. • Primary offices located in Lancaster, CA; Buffalo, NY and Raleigh, NC. * As of 11/14/2018 Simulations Plus Our mission is to improve the productivity of science - based research & development enterprises by delivering innovative modeling and simulation software and insightful consulting services Nasdaq: SLP 7 1 No assurances can be made as the BOD makes its decision on a quarterly basis based on current financial condition and strateg ic plans 2 Based on 8/31/17 and 8/31/18 closing prices as reported on the Nasdaq Capital Market

Serving All Stages of the Development Process Nasdaq: SLP 8 Our products and services span the entire drug development process from discovery to approval Software Product Portfolio • Physiologically - based pharmacokinetic (PBPK) modeling platform simulates a number of responses in humans and animals • Predicts over 140 properties of chemical formulations quickly and accurately • Quantitative Systems Toxicology (QST) and Quantitative Systems Pharmacology (QSP) for analyzing certain biological or disease states • Cloud - based web application to organize, process, maintain and communicate data and results generated by pharmacologists and scientists over the duration of a drug development program Consulting Services • Support clients through the entire drug development process from sketching chemicals to regulatory filings • Provide multi - disciplinary modeling and simulation support: ‒ PBPK modeling and simulation ‒ Pharmacokinetic/Pharmacodynamic analysis ‒ Population/PK modeling and NONMEM analysis ‒ Quantitative systems pharmacology and toxicology ‒ Quantitative structure - activity relationship modeling ‒ Data assembly and preparation of regulatory reports

• Financial Success – Continued > 10 years of Profitable Growth – Continued quarterly dividend returning > $4MM to shareholders • Organizational Achievements – CEO transition – Successfully assimilated FY17 acquisition of DiliSym – Closed fiscal year with 95 employees up 11% over prior year • Client Success – Grew our software customer base by 76 and continued to renew existing customers at a rate > 90% – Performed consulting projects with more than 100 clients Simulations Plus, Inc. FY2018 Highlights 9

Simulations Plus, Inc.
FY2018 Highlights

- Significant Grants / Awards
  - $1.7 million Fast-Track SBIR grant to fund the development of software for predicting drug-induced kidney injury
  - European consortium funded development of the Transdermal Compartmental Absorption and Transit (TCAT) module in GastroPlus
  - FDA funded integration of drug quality attributes into the TCAT module in GastroPlus
  - FDA cooperative agreement to further develop the Ocular Compartmental Absorption and Transit (OCAT) module in GastroPlus
- Product Enhancements
  - Released GastroPlus version 9.6
  - Released ADMET Predictor versions 8.5 & 9.0
  - Released PKPLus version 2.0
  - Released KIWI version 2.0
  - Releassed DILIsym version 7A

10

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

PROXY Resolutions and Results Financial Overview John Kneisel Chief Financial Officer 11

12 • Three Proposals - through this morning , 94+% of outstanding share votes have been cast – Proposal 1 : Election of Directors • Result: All elected – Proposal 2 : Ratify Rose, Snyder, & Jacobs LLP as Independent Registered Public Accountants • Result: Ratified with 98+% voted for – Proposal 3 : To amend the Bylaws to increase the range of authorized Directors (Board of Directors size to be 5 - 9 Members) • Result: Ratified with 70+% of outstanting shares voting for Voting Issues/Proxy Proposals

• FY2018 vs. FY2017 • 1QFY2019 vs 1QFY2018 • Balance Sheet Highlights • Financial Metrics Financial Overview 13

Revenues by Fiscal Year - 10 Year History Simulations Plus, Inc. (pro forma prior to 2012) 6.3 7.62 8.74 9.45 10.07 11.46 13.08 14.42 15.6 17.5 5.23 5.55 7.3 7.9 1.24 4.3 19.97 24.14 29.7 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Lancaster Buffalo No Carolina 14 ▪ Cognigen(Buffalo) acquired Sept. 2014 (1 st Qtr. 2015) ▪ DILIsym (No Carolina) acquired June 2017 (4 th Qtr. 2017)

15 Fiscal Year Revenues by Company (in millions) 11.4 0 0 11.4 13.1 5.2 0 18.3 14.4 5.5 0 19.9 15.6 7.3 1.2 24.1 17.5 7.9 4.3 29.7 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 $11 $12 $13 $14 $15 $16 $17 $18 $19 $20 $21 $22 $23 $24 $25 $26 $27 $28 $29 $30 $31 $32 SLP(Lancaster) Cognigen(Buffalo) DILIsym(No. Carolina) Consolidated 2014 2015 2016 2017 2018 ▪ Cognigen(Buffalo) acquired Sept. 2014 (1 st Qtr. 2015) ▪ DILIsym (No Carolina) acquired June 2017 (4 th Qtr. 2017)

Revenue by Region – FY 2018 Nasdaq: SLP Europe 18% North America 61% Asia 20% South America <1% Japan = 70% India = 16% China = 12% Korea = 2% 16 A global and diversified base of revenue SO10

17 Income Statement: FY18 Vs. FY17 (in millions) Lancaster Buffalo RTP ( ACQ. 6/01/17) FY18 FY17 Diff % chg Net sales $ 17.6 $ 7.9 $ 4.3 $ 29.7 $ 24.1 $ 5.5 22.9% Gross profit 14.5 4.6 2.5 21.7 17.8 3.8 21.5% Gross profit margin 82.6% 58.9% 59.6% 73.1% 73.9% - 0.8% - 1.1% SG&A $ 5.6 $ 2.6 $ 1.3 $ 9.6 $ 8.2 $ 1.4 16.9% R&D 1.4 0.1 0.3 1.8 1.4 0.4 30.8% Total operating expenses 7.0 2.7 1.7 11.4 9.6 1.8 18.9% Income from operations 7.5 1.9 0.9 10.3 8.3 2.0 24.6% Other income (expense) (0.2) 0.0 0.0 (0.2) (0.0) (0.1) 562.5% Income before income taxes 7.4 1.9 0.9 10.1 8.2 1.9 23.0% Net income $ 6.9 $ 1.4 $ 0.6 $ 8.9 $ 5.8 $ 3.1 54.4% Diluted earnings per share (in dollars) $ 0.50 $ 0.33 $ 0.17 51.4% EBITDA $ 9.3 $ 2.3 $ 1.5 $ 13.0 $ 10.4 $ 2.6 25.0% ▪ SLP includes $1.5M one time Deferred tax befefit due to tax law change, appox $0.08 per share

18 Fiscal Year Net Income by Company (in millions) 3.0 0 0 3.0 3.1 0.7 0 3.8 4.3 0.6 0 4.9 4.4 1.1 0.2 5.7 6.9 1.4 0.6 8.9 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 SLP Cognigen DILIsym Consolidated 2014 2015 2016 2017 2018 ▪ Cognigen(Buffalo) acquired Sept. 2014 (1 st Qtr. 2015) ▪ DILIsym (No Carolina) acquired June 2017 (4 th Qtr. 2017) ▪ SLP includes $1.5M one time Deferred tax befenit due to tax law change

19 Consolidated Diluted Earnings Per Share $0.18 $0.23 $0.29 $0.33 $0.50 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 FY14 FY15 FY16 FY17 FY18 ▪ FY18 Includes $1.5M one time Deferred tax befefit due to tax law change, appox $0.08 per share $0.44

20 Consolidated Annual EBITDA (in Millions) $5.6 $7.7 $9.2 $10.4 $13.00 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 FY14 FY15 FY16 FY17 FY18

21 Selected Consolidated Balance Sheet Items (in millions, except where indicated) August 31, 2018 August 31, 2017 Cash and cash equivalents $ 9.4* $ 6.2* Cash per share ( in Dollars ) $ 0.54 $ 0.36 Total current assets 17.8 12.6 Total assets 43.3 38.5 Total current liabilities 4.8 2.0 Total liabilities 11.4 12.7 Current ratio 3.69x 6.20x Shareholders’ equity 31.9 25.8 Total liabilities and shareholders’ equity 43.3 38.5 Shareholders’ equity per diluted share ( in Dollars ) $1.79 $1.47 * Cash as of Feb. 20, 2019 ~$9.4 million.

22 Cash Position Remains Excellent (in millions) Over $25 million cash utilized over last four FYs $0.8 $0.8 $0.8 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $1.0 $1.0 $1.0 $1.1 $1.1 $2.1 $0.8 $0.7 $0.8 $1.0 $5.0 $1.5 $5.8 $6.1 $6.4 $8.6 $7.2 $7.1 $8.8 $8.0 $8.8 $7.4 $8.2 $6.2 $7.0 $7.5 $7.2 $9.4 $9.4 15.1 15.2 15.3 15.4 16.1 16.2 16.3 16.4 17.1 17.2 17.3 17.4 18.1 18.2 18.3 18.4 19.1 Dividend Paid Acquisitions Cash on Hand Cash paid for DILIsym * Cash as of Feb. 20, 2019 ~$9.4 million. Cash paid for Cognigen Final cash paid for Cognigen Cash paid for DILIsym (some from Q2 and Q3) Cash paid to TSRL Cash paid to TSRL Final cash paid to TSRL

23 Income Statement : 1QFY19 Versus 1QFY18 ( in millions) Lancaster Buffalo North Carolina FY19 FY18 Diff % chg Net sales $ 4.4 $ 2.1 $ 1.1 $ 7.5 $ 7.1 $ 0.5 6.6% Gross profit 3.5 1.1 0.7 5.3 5.3 0.0 0.0% Gross profit margin 81.1% 53.1% 63.5% 70.8% 75.4% - 4.6% - 6.1% SG&A $ 1.6 $ 0.8 $ 0.4 $ 2.7 $ 2.4 $ 0.3 12.9% R&D 0.4 0.0 0.1 0.5 0.4 0.2 46.8% Total operating expenses 1.9 0.8 0.5 3.2 2.8 0.5 17.3% Income from operations 1.6 0.3 0.2 2.1 2.6 (0.5) - 18.6% Other income (expense) (0.1) 0.0 0.0 (0.1) (0.0) (0.0) 40.4% Income before income taxes 1.5 0.3 0.2 2.0 2.5 (0.5) - 19.7% Net income $ 1.2 $ 0.2 $ 0.1 $ 1.5 $ 1.7 $ (0.2) - 10.5% Diluted earnings per share (in dollars) $ 0.09 $ 0.10 $ (0.01) - 12.9% EBITDA $ 2.1 $ 0.4 $ 0.3 $ 2.8 $ 3.2 $ (0.4) - 13.8%

24 Consolidated Revenues: Fiscal Quarter ( in millions) $4.0 $4.6 $5.9 $3.7 $4.8 $5.2 $6.0 $4.0 $5.4 $5.7 $6.8 $6.3 $7.1 $7.4 $8.6 $6.7 $7.5 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019

25 Consolidated Diluted Earnings Per Share: Fiscal Quarter $0.03 $0.06 $0.11 $0.03 $0.06 $0.07 $0.11 $0.05 $0.08 $0.07 $0.12 $0.06 $0.10 $0.19 $0.13 $0.07 $0.09 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 $0.16 $0.18 $0.20 Q1 Q2 Q3 Q4 FY15 FY16 FY17 FY18 FY19 $0.11 Note: 2Q18 $0.08 tax benefit of deferred tax adjustment

26 Consolidated EBITDA: Fiscal Quarter (in millions) $1.2 $2.0 $3.3 $1.2 $2.2 $2.2 $3.3 $1.5 $2.5 $2.3 $3.6 $2.0 $3.2 $3.1 $4.1 $2.6 $2.8 $0 $1 $2 $3 $4 $5 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019

27 Summary & Wrap - up

28 Thank you for your kind attention… Questions?